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                                                                  Exhibit 10.3

                          WORLD COMMERCE ONLINE, INC.
                             STOCK OPTION AGREEMENT
                                      FOR
                            [                    ]

                                   AGREEMENT

         1. Grant of Option. World Commerce Online, Inc. (the "Company") hereby grants, as of _____________, 1999 (the "Grant Date"), to ______________________ (the "Optionee") an option (the "Option") to purchase up to _________________________________ shares of the Company's Common Stock,
$.001 par value per share (the "Shares"), at an exercise price per share equal to $________. The Option is issued pursuant to the Company's 1999 Stock Option Plan (the "Plan"), which is incorporated herein for all purposes. The Option is a Nonqualified Stock Option, and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations. The Option is subject to: (a) the receipt by the Optionee of the required disclosures under Rule 701 (e) of the Securities Act of 1933; and (b) the terms and conditions set forth herein.

         2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

         3. Exercise Schedule. Except as otherwise provided in Sections 6 or 9 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Optionee has been continuously employed by the Company or a Subsidiary through and on the applicable Vesting Date:

           Percentage of Shares                        Vesting Date

         Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Except as otherwise specifically provided herein, upon an Optionee's termination of employment with the Company and its Subsidiaries, any unvested portion of the Option shall terminate and be null and void.

         4. Method of Exercise. The vested portion of the Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and


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shall be delivered in person or by certified mail to the Secretary of the
Company. This Option shall be deemed to be exercised after: (a) receipt by the Company of such written notice; (b) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made; and (c) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the
Optionee: (1) cash; (2) certified or official bank check; (3) money order; (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense); (5) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes; or (6) in such other consideration as the Committee deems appropriate, or by a combination of the above.

         6.       Termination of Option.

                  (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                           (i)      fifteen months after the date on which the
Optionee's employment is terminated other than by reason of: (A) Cause, which, solely for purposes of the Plan, shall mean the termination of the Optionee's employment by reason of (1) an action or omission of the Optionee which constitutes a material breach of, or failure or refusal (other than by reason of his disability) to perform his duties for which he was hired, which, if curable, is not cured within fifteen (15) days after receipt by the Optionee of written notice of same; (2) commission of any act which involves fraud, embezzlement, misappropriation of funds, or breach of fiduciary duty in connection with the performance of his duties as an employee of the Company;
(3) commission of any crime which involves moral turpitude; or (4) gross negligence in connection with the performance of the Optionee's duties hereunder, which, if curable, is not cured within fifteen (15) days after written receipt by the Optionee of written notice of same; (B) the Optionee terminating his employment Without Good Reason, which, solely for purposes of the Plan, shall mean the termination of the Optionee's employment by the Optionee for any reason other than (1) the assignment to the Optionee of any duties materially inconsistent with the Optionee's current position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Optionee; (2) any failure by the Company to pay the Optionee his then current


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salary in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Optionee; or (3) the Company's requiring the Optionee to be based at any office or location outside of Florida, except for travel reasonably required in the performance of the Executive's responsibilities; (C) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee; or
(D) death of the Optionee;

                           (ii)     immediately upon the termination of the
Optionee's employment with the Company and its Subsidiaries for Cause or Without Good Reason;

                           (iii)    twelve months after the date on which the
Optionee's employment with the Company and its Subsidiaries is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Internal Revenue Code) as determined by a medical doctor satisfactory to the Committee;

                           (iv)     (A) twelve months after the date of
termination of the Optionee's employment with the Company and its Subsidiaries by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 6(a)(iii) hereof; or

                           (v)      the tenth anniversary of the date as of
which the Option is granted.

                  (b) To the extent not previously exercised, the Option shall terminate immediately in the event of: (i) the liquidation or dissolution of the Company; or (ii) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 10(c) of the Plan. The Committee shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 6(b).


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         7.       Transferability. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee, or the Optionee's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

         8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         9. Acceleration of Exerciseability of Option. Notwithstanding anything else to the contrary herein, the Option shall become, immediately, fully exercisable in the event: (a) a "Change in Control," as defined below, occurs; and (b) Optionee's employment with the Company is terminated by either:
(i) the Company for any reason other than for Cause (as defined in the Plan); or (ii) the Optionee other than Without Good Reason (as defined in the Plan), at anytime after the Board, whether at a formal meeting or otherwise, first considers or discusses any transaction resulting in a Change in Control but prior to forty-eight (48) months after the Grant Date. For purposes of the Option, the term "Change in Control" shall mean:

                  (a) Approval by the Board, and shareholders of the Company if required under applicable law, of: (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own 50% or more of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction; (ii) a liquidation or dissolution of the Company; or (iii) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

                  (b) Individuals who, as of the Grant Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Grant Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of the Option, considered as though such person were a member of the Incumbent


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Board; or

                  (c) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of 50% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by: (i) the Company or its Subsidiaries; (ii) any person, entity or "group" that as of the Grant Date owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest; or
(iii) any employee benefit plan of the Company or its Subsidiaries.

         10. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         11. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Florida.

         12. Interpretation/Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement.

         13. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at 9677 Tradeport Drive, Orlando, Florida 32827, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         14. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Option. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value


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of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (b) Disposition of Shares. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         IN WITNESS WHEREOF, the undersigned have executed this Stock Option Agreement as of the ______ day of ___________, 1999.

                                   COMPANY:

                                   WORLD COMMERCE ONLINE, INC.


                                   By:
                                      ----------------------------------------
                                       Robert H. Shaw, Chief Executive Officer


         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:                             OPTIONEE:
     ---------------------


                                   By:
                                      ----------------------------------------


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